Parker Hannifin Corporation Fiscal 2024 Second Quarter Earnings Presentation February 1, 2024 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Neither Parker nor any of its respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from past performance or current expectations. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of Meggitt PLC; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on our access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and changes; compliance costs associated with environmental laws and regulations; potential supply chain and labor disruptions, including as a result of labor shortages; threats associated with international conflicts and efforts to combat terrorism and cyber security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; local and global political and competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates (including fluctuations associated with any potential credit rating decline) and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in consumer habits and preferences; government actions, including the impact of changes in the tax laws in the United States and foreign jurisdictions and any judicial or regulatory interpretation thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and other periodic filings made with the SEC. This presentation contains references to non-GAAP financial information including organic sales for Parker and by segment, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, adjusted net income, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, Gross Debt to Adjusted EBITDA, Net Debt to Adjusted EBITDA and free cash flow. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. For Parker, adjusted EBITDA is defined as EBITDA before business realignment, Integration costs to achieve, acquisition related expenses, and other one-time items. Free cash flow is defined as cash flow from operations less capital expenditures. Although organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, adjusted net income, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin and free cash flow are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the period. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Please visit www.PHstock.com for more information 2

FY24 Q2: Exceptional Results

- Excellent operating performance driven by our team members executing The Win Strategy™
- 300bps adjusted segment margin[1] expansion
- Aerospace strength a significant driver
- Synergies ahead of schedule:
  - Increasing by $50M to $200M cumulative in FY24
  - Committed to $300M by FY26
- Backlog remains resilient at $10.8B
- Strong finish to first half, increasing FY24 guidance

FY24 Q2 Highlights

16% Reduction in Recordable Incidents	**$4.8B** Sales +3% Reported +3% Organic[1]
24.5% Adjusted Segment Margin[1] +300bps	**29%** Adjusted EPS Growth[1]
11.9% YTD Free Cash Flow Margin[1]	

1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.
Note: FY24 Q2 As Reported: Segment Operating Margin of 21.1%, EPS of $5.23.

Parker

3

A Technology Powerhouse of Interconnected Solutions HYDRAULICS PNEUMATICS ELECTRO- MECHANICAL FILTRATION FLUID & GAS HANDLING PROCESS CONTROL ENGINEERED MATERIALS CLIMATE CONTROL Delivering Value for Customers in Aerospace & Industrial Markets From customers who buy 4 or more Parker technologies of Our Revenue: Enables clean technologies of Our Portfolio: 4 2/3’s2/3’s~ ~

Significant Content on Leading Aerospace Programs Drives Growth Commercial Transport 38% Military Fixed Wing 29% Business Jets 15% Regional Transport 8% Helicopters 5% Energy & Other 5% FY24 1H Sales Mix by Application 5 Competitive Advantages  Diversified customer base and market segments  Proprietary designs on premier programs  Comprehensive offering  Long lifecycle with growing aftermarket annuity  Key electrification and low carbon technologies F-35 F/A-18 F-16 F-15 ERJ-175/195 E1 Global 7500/8000Black Hawk Apache A220 A320 777 G650/700/800 G400/500/600787A350 737

Competitive Differentiator - Global Distribution Network 6 North America ~55%1 International ~44%1 ~50% of Diversified Industrial Revenue Through Distribution  High margin channel serving aftermarket and small to mid-size OEMs  Integrating Parker technologies to solve customer problems  Extension of Parker’s sales and engineering teams  Driving an increasing revenue mix of 100bps per year in international markets 1. Percentage represents revenue through independent distributors. Distribution vs. Direct Revenue Mix

19.0% 19.3% 21.8% 22.2% 22.9% 24.0% FY19 FY20 FY21 FY22 FY23 FY24G 17.5% 17.4% 21.0% 22.6% 22.9% 23.4% FY19 FY20 FY21 FY22 FY23 FY24G 19.5% 20.5% 19.3% 22.3% 22.8% 25.9% FY19 FY20 FY21 FY22 FY23 FY24G Proven Record of Broad-Based Margin Expansion Diversified Industrial North America Diversified Industrial International Aerospace Systems +500bps Adj. Operating Margin1 +590bps Adj. Operating Margin1 +640bps Adj. Operating Margin1 7 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 16.7% 15.3% 18.7% 19.7% 20.8% 21.5% As Reported Op. Margin 16.1% 15.0% 18.7% 20.9% 21.0% 20.9% 19.4% 17.4% 16.9% 19.9% 12.9% 19.7%

Summary of Fiscal 2024 2nd Quarter Highlights

FY24 Q2 Financial Summary 1. Sales figures As Reported. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Note: FY23 Q2 As Reported: Segment Operating Margin of 15.3%, EBITDA Margin of 19.1%, Net Income of $395M, EPS of $3.04. 9 $ Millions, except per share amounts FY24 Q2 FY24 Q2 FY23 Q2 YoY Change As Reported Adjusted¹ Adjusted¹ Adjusted Sales $4,821 $4,821 $4,675 +3% Segment Operating Margin 21.1% 24.5% 21.5% +300 bps EBITDA Margin 25.4% 25.7% 22.4% +330 bps Net Income $682 $802 $619 +30% EPS $5.23 $6.15 $4.76 +29%

FY24 Q2 Adjusted Earnings per Share Bridge 1. FY23 Q2 As Reported EPS of $3.04. FY24 Q2 As Reported EPS of $5.23. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 10 $5.16 $6.13 $4.74 $5.96 $4.76 $6.15

FY24 Q2 Segment Performance

	Sales As Reported $ Organic %[1]	Segment Operating Margin As Reported	Segment Operating Margin Adjusted[1]	Order Rates[2]	Commentary
Diversified Industrial North America	$2,110M **(1.5%) Organic**	21.9%	24.2% **+240 bps YoY**	(4%)	• Excellent operational execution • Softness in off-highway markets • Destocking continued in channel & with OEMs
Diversified Industrial International	$1,404M **(0.2%) Organic**	20.7%	23.0% **+110 bps YoY**	(5%)	• Resilient margin driven by cost management • EMEA order softness continues • China recovery remains slow
Aerospace Systems	$1,306M **+15.0% Organic**	20.1%	26.5% **+590 bps YoY**	+21%	• 25% commercial aftermarket growth • Favorable aftermarket spares mix • Outstanding Meggitt performance
Parker	$4,821M **+2.9% Organic**	21.1%	24.5% **+300 bps YoY**	+2%	• Win Strategy drives high performance • 300bps adjusted segment margin[1] expansion • Synergies ahead of schedule • Orders remain positive on aerospace strength

1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.
2. Diversified Industrial orders are on a 3-month average computation and Aerospace Systems are rolling 12-month average computations. Beginning FY23 Q3, orders include acquisitions and exclude divestitures and currency.

Parker

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$1,076M $1,352M Adj. EPS FY24 Q2 YTD Cash Flow Performance  Cash Flow from Operations +26% vs. prior  Free Cash Flow +29% vs. prior1  Free Cash Flow Conversion 86%1  Increasing FY24 Guidance: • Free Cash Flow of $2.8B - $3.1B1 • Committed to FCF Conversion >100% 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 12 Free Cash Flow1 $890M $1,148M d FY23 FY24 10.0% 11.9% Cash Flow from Operations 12.1% 14.0% FY23 FY24 % to sales

Debt & Leverage Reduction Ahead of Schedule

- Since Meggitt acquisition close:
  - ~$2.2B debt reduction
  - 1.4x leverage reduction
- ~$400M debt reduction during Q2
- Committed to ~$2B debt paydown in FY24
- On track for 2.0x leverage by June 2024



Gross Debt / Adj. EBITDA[1]
3.6x
2.4x
Q2 FY23
Q2 FY24
Net Debt / Adj. EBITDA[1]
3.4x
2.3x
Q2 FY23
Q2 FY24

1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.

Parker

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FY24 Guidance Increased EPS Midpoint: $20.30 As Reported, $24.20 Adjusted 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 14 Guidance Metric FY24 Full Year Key Assumptions Reported Sales 3.0% - 5.0%  Reaffirming 4% sales growth midpoint  Robust Aerospace demand  Split: 1H: 49% | 2H: 51% Organic Sales Growth1 ~1.5%  Reaffirming organic growth midpoint  Raising Aerospace organic to 12% vs. 10% in prior guidance Adj. Operating Margin1 24.1% - 24.5%  Raising midpoint to 24.3%: +70bps vs. prior guidance  Increased FY24 cumulative synergies from $150M to $200M Adj. EPS1 $23.90 - $24.50  Tax rate: ~22.5%  Split: 1H: 50% | 2H: 50% Free Cash Flow1 $2.8B - $3.1B  CapEx: ~2% of sales  Split: 1H: ~40% | 2H: ~60%  FCF Conversion >100%

Parker's Promising Future


Adjusted EPS[1]
~$30
~25%
$24.20
FY24 Guide
FY27 Target


Free Cash Flow[1]
>$3.5B
~20%
~$3B
FY24 Guide
FY27 Target

- Performance acceleration from The Win Strategy™
- Strengthening customer value proposition
- Longer cycle & more resilient portfolio
- Growth from secular trends
- Organic growth 4-6% over the cycle

1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.

15

FY24 Q3 Earnings Release May 2, 2024 2024 Investor Meeting May 16, 2024 FY24 Q4 Earnings Release August 8, 2024 Upcoming Event Calendar

Appendix  FY24 Guidance Details  Reconciliation of Organic Growth  Adjusted Amounts Reconciliation – Consolidated  Adjusted Amounts Reconciliation – Segment Operating Income  Reconciliation of EBITDA to Adjusted EBITDA  Reconciliation of Gross and Net Debt to Adjusted EBITDA  Reconciliation of Free Cash Flow Conversion  Supplemental Sales Information – Global Technology Platforms  Reconciliation of Forecasted Free Cash Flow  Reconciliation of Forecasted Segment Operating Margin  Reconciliation of Forecasted EPS 17

FY24 Guidance Details Sales Growth vs. Prior Year As Reported Organic1 Diversified Industrial North America (1.5%) - 0.5% ~(1.5%) Diversified Industrial International (2.0%) - 0.0% ~(2.0%) Aerospace Systems 19.5% - 21.5% ~12% Parker 3.0% - 5.0% ~1.5% Segment Operating Margins As Reported Adjusted1 Diversified Industrial North America 21.3% - 21.7% 23.8% - 24.2% Diversified Industrial International 20.7% - 21.1% 23.2% - 23.6% Aerospace Systems 19.5% - 19.9% 25.7% - 26.1% Parker 20.7% - 21.1% 24.1% - 24.5% Earnings Per Share As Reported Adjusted1 Midpoint $20.30 $24.20 Range $20.00 - $20.60 $23.90 - $24.50 1. Adjusted numbers include certain non-GAAP financial measures. Detail of Pre-Tax Adjustments to: Segment Margins Below Segment Acquired Intangible Asset Amortization ~$580M — Business Realignment Charges ~$70M — Integration Costs to Achieve ~$35M — Net Gain on Divestitures — ($26M) 18 Additional Items As Reported and Adjusted1 Corporate G&A ~$235M Interest Expense ~$510M Other (Income) Expense ~($10M) ~$15M Reported Tax Rate 22.5% Diluted Shares Outstanding ~130.5M

Reconciliation of Organic Growth 19 (Dollars in thousands) (Unaudited) Quarter-to-Date As Reported Adjusted As Reported Net Sales December 31, 2023 December 31, 2023 December 31, 2022 Diversified Industrial: North America 2,110,203$ (6,672)$ 3,980$ 2,107,511$ 2,140,685$ International Europe 772,351 (19,298) - 753,053 748,105 Asia Pacific 553,076 7,249 - 560,325 574,869 Latin America 78,843 2,763 - 81,606 74,725 International 1,404,270 (9,286) - 1,394,984 1,397,699 Total Diversified Industrial 3,514,473 (15,958) 3,980 3,502,495 3,538,384 Aerospace Systems 1,306,474 (9,354) 9,344 1,306,464 1,136,427 Total Parker Hannifin 4,820,947$ (25,312)$ 13,324$ 4,808,959$ 4,674,811$ As reported Currency Divestitures Organic Diversified Industrial: North America (1.4)% 0.3% (0.2)% (1.5)% International Europe 3.2% 2.5% 0.0% 0.7 % Asia Pacific (3.8)% (1.3)% 0.0% (2.5)% Latin America 5.5% (3.7)% 0.0% 9.2 % International 0.5% 0.7% 0.0% (0.2)% Total Diversified Industrial (0.7)% 0.4% (0.1)% (1.0)% Aerospace Systems 15.0% 0.8% (0.8)% 15.0 % Total Parker Hannifin 3.1% 0.5% (0.3)% 2.9 % Currency Divestitures

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)
(Unaudited)

	Quarter-to-Date FY 2024								
	As Reported December 31, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Gain on Divestiture		Adjusted December 31, 2023	% of Sales
Net sales	$ 4,820,947	100.0 %	$ -	$ -	$ -	$ -	$ -	**$ 4,820,947**	**100.0 %**
Cost of sales	3,101,962	64.3 %	27,227	8,467	855	-	-	**3,065,413**	**63.6 %**
Selling, general and admin. expenses	806,802	16.7 %	114,800	4,695	9,159	-	-	**678,148**	**14.1 %**
Interest expense	129,029	2.7 %	-	-	-	-	-	**129,029**	**2.7 %**
Other (income) expense, net	(85,011)	(1.8)%	-	1,192	-	(12,391)	-	**(73,812)**	**(1.5)%**
Income before income taxes	868,165	18.0 %	(142,027)	(14,354)	(10,014)	12,391	-	**1,022,169**	**21.2 %**
Income taxes	186,108	3.9 %	33,660	3,402	2,373	(5,959)	-	**219,584**	**4.6 %**
Net income	682,057	14.1 %	(108,367)	(10,952)	(7,641)	6,432	-	**802,585**	**16.6 %**
Less: Noncontrolling interests	206	0.0 %	-	-	-	-	-	**206**	**0.0 %**
Net income - common shareholders	$ 681,851	14.1 %	$ (108,367)	$ (10,952)	$ (7,641)	$ 6,432	$ -	**$ 802,379**	**16.6 %**
Diluted earnings per share	$ 5.23		$ (0.83)	$ (0.08)	$ (0.06)	$ 0.05	$ -	**$ 6.15**	

(Dollars in thousands, except per share data)
(Unaudited)

	Quarter-to-Date FY 2023								
	As Reported December 31, 2022	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Acquisition Related Expenses	Amortization of Inventory Step-Up to FV	Adjusted December 31, 2022	% of Sales
Net sales	$ 4,674,811	100.0 %	$ -	$ -	$ -	$ -	$ -	**$ 4,674,811**	**100.0 %**
Cost of sales	3,236,812	69.2 %	37,652	3,214	3,153	-	111,973	**3,080,820**	**65.9 %**
Selling, general and admin. Expenses	814,966	17.4 %	104,604	2,164	30,265	1,983	-	**675,950**	**14.5 %**
Interest expense	146,931	3.1 %	-	-	-	-	-	**146,931**	**3.1 %**
Other (income) expense, net	(40,641)	(0.9)%	-	-	-	-	-	**(40,641)**	**(0.9)%**
Income before income taxes	516,743	11.1 %	(142,256)	(5,378)	(33,418)	(1,983)	(111,973)	**811,751**	**17.4 %**
Income taxes	121,282	2.6 %	34,426	1,301	8,087	480	27,097	**192,673**	**4.1 %**
Net income	395,461	8.5 %	(107,830)	(4,077)	(25,331)	(1,503)	(84,876)	**619,078**	**13.2 %**
Less: Noncontrolling interests	224	0.0 %	-	-	-	-	-	**224**	**0.0 %**
Net income - common shareholders	$ 395,237	8.5 %	$ (107,830)	$ (4,077)	$ (25,331)	$ (1,503)	$ (84,876)	**$ 618,854**	**13.2 %**
Diluted earnings per share	$ 3.04		$ (0.83)	$ (0.03)	$ (0.20)	$ (0.01)	$ (0.65)	**$ 4.76**	

20

Adjusted Amounts Reconciliation
Segment Operating Income

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2024								
	As Reported December 31, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Gain on Divestiture		Adjusted December 31, 2023	% of Sales[2]
Diversified Industrial:									
North America[1]	$ 461,850	21.9%	$ 44,699	$ 3,250	$ 562	$ -	$ -	$ 510,361	24.2%
International[1]	290,484	20.7%	22,610	10,035	309	-	-	323,438	23.0%
Total Diversified Industrial[1]	752,334	21.4%	67,309	13,285	871	-	-	833,799	23.7%
Aerospace Systems[1]	263,112	20.1%	74,718	(123)	9,143	-	-	346,850	26.5%
Total segment operating income	1,015,446	21.1%	(142,027)	(13,162)	(10,014)	-	-	1,180,649	24.5%
Corporate administration	49,902	1.0%	-	-	-	-	-	49,902	1.0%
Income before interest and other	965,544	20.0%	(142,027)	(13,162)	(10,014)	-	-	1,130,747	23.5%
Interest expense	129,029	2.7%	-	-	-	-	-	129,029	2.7%
Other (income) expense	(31,650)	-0.7%	-	1,192	-	(12,391)	-	(20,451)	-0.4%
Income before income taxes	$ 868,165	18.0%	$ (142,027)	$ (14,354)	$ (10,014)	$ 12,391	$ -	$ 1,022,169	21.2%

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2023								
	As Reported December 31, 2022	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Cost to Achieve	Acquisition Related Expenses	Amortization of Inventory Step-Up to FV	Adjusted December 31, 2022	% of Sales[2]
Diversified Industrial:									
North America[1]	$ 419,921	19.6%	$ 44,358	$ 1,338	$ 1,270	$ -	$ -	$ 466,887	21.8%
International[1]	285,520	20.4%	16,819	3,039	425	-	-	305,803	21.9%
Total Diversified Industrial[1]	705,441	19.9%	61,177	4,377	1,695	-	-	772,690	21.8%
Aerospace Systems[1]	8,793	0.8%	81,079	1,001	31,723	-	111,973	234,569	20.6%
Total segment operating income	714,234	15.3%	(142,256)	(5,378)	(33,418)	-	(111,973)	1,007,259	21.5%
Corporate administration	48,901	1.0%	-	-	-	-	-	48,901	1.0%
Income before interest and other	665,333	14.2%	(142,256)	(5,378)	(33,418)	-	(111,973)	958,358	20.5%
Interest expense	146,931	3.1%	-	-	-	-	-	146,931	3.1%
Other (income) expense	1,659	0.0%	-	-	-	1,983	-	(324)	0.0%
Income before income taxes	$ 516,743	11.1%	$ (142,256)	$ (5,378)	$ (33,418)	$ (1,983)	$ (111,973)	$ 811,751	17.4%

1. Segment operating income as a percent of sales is calculated on segment sales.
2. Adjusted amounts as a percent of sales are calculated on as reported sales.

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Adjusted Amounts Reconciliation
Segment Operating Income

(Unaudited)
(Dollars in millions)

	12 Months ended 6/30/19	12 Months ended 6/30/20	12 Months ended 6/30/21	12 Months ended 6/30/22	12 Months ended 6/30/23	12 Months ended 6/30/24
Net sales	$ 6,809	$ 6,456	$ 6,676	$ 7,703	$ 8,916	~$ 8,870
North America Segment Operating Income	1,139	986	1,247	1,515	1,853	~1,910
Adjustments:						
Acquisition-related intangible asset amortization expense	143	174	191	188	182	~180
Business realignment charges	5	27	7	3	4	~20
Acquisition-related expenses & costs to achieve	9	58	7	1	5	~15
North America Adjusted Segment Operating Income	$ 1,296	$ 1,244	$ 1,452	$ 1,707	$ 2,044	~$ 2,125
North America Segment Operating margin	16.7%	15.3%	18.7%	19.7%	20.8%	21.5%
North America Adjusted Segment Operating margin	19.0%	19.3%	21.8%	22.2%	22.9%	24.0%

(Unaudited)
(Dollars in millions)

	12 Months ended 6/30/19	12 Months ended 6/30/20	12 Months ended 6/30/21	12 Months ended 6/30/22	12 Months ended 6/30/23	12 Months ended 6/30/24
Net sales	$ 5,001	$ 4,505	$ 5,284	$ 5,639	$ 5,789	~$ 5,730
International Segment Operating Income	805	675	988	1,178	1,218	~1,200
Adjustments:						
Voluntary retirement expense						
Acquisition-related intangible asset amortization expense	53	70	83	75	86	~90
Business realignment charges	11	25	31	11	20	~45
Acquisition-related expenses & costs to achieve	4	14	4	2	4	~5
Russia liquidation	-	-	-	6	-	-
International Adjusted Segment Operating Income	$ 873	$ 785	$ 1,107	$ 1,273	$ 1,328	~$ 1,340
International Segment Operating margin	16.1%	15.0%	18.7%	20.9%	21.0%	20.9%
International Adjusted Segment Operating margin	17.5%	17.4%	21.0%	22.6%	22.9%	23.4%

(Unaudited)
(Dollars in millions)

	12 Months ended 6/30/19	12 Months ended 6/30/20	12 Months ended 6/30/21	12 Months ended 6/30/22	12 Months ended 6/30/23	12 Months ended 6/30/24
Net sales	$ 2,511	$ 2,735	$ 2,387	$ 2,520	$ 4,360	~$ 5,250
Aerospace Segment Operating Income	488	477	403	501	562	~1,035
Adjustments:						
Voluntary retirement expense						
Acquisition-related intangible asset amortization expense	3	41	51	51	233	~310
Business realignment charges	-	22	7	1	3	-
Acquisition-related expenses & costs to achieve	-	19	1	1	87	~15
Amortization of inventory step-up to FV	-	-	-	-	110	-
Russia liquidation	-	-	-	7	-	-
Aerospace Adjusted Segment Operating Income	$ 491	$ 559	$ 461	$ 561	$ 995	~$ 1,360
Aerospace Segment Operating margin	19.4%	17.4%	16.9%	19.9%	12.9%	19.7%
Aerospace Adjusted Segment Operating margin	19.5%	20.5%	19.3%	22.3%	22.8%	25.9%

*Totals may not foot due to rounding

22

Reconciliation of EBITDA to Adjusted EBITDA 23 (Dollars in thousands) Three Months Ended (Unaudited) December 31, 2023 % of Sales 2022 % of Sales Net sales $ 4,820,947 100.0% $ 4,674,811 100.0% Net income $ 682,057 14.1% $ 395,461 8.5% Income taxes 186,108 3.9% 121,282 2.6% Depreciation 85,751 1.8% 87,488 1.9% Amortization 142,027 2.9% 142,256 3.0% Interest expense 129,029 2.7% 146,931 3.1% EBITDA 1,224,972 25.4% 893,418 19.1% Adjustments: Business realignment charges 14,354 0.3% 5,378 0.1% Meggitt costs to achieve 10,014 0.2% 33,418 0.7% Acquisition-related expenses - 0.0% 1,983 0.0% Amortization of inventory step-up to FV - 0.0% 111,973 2.4% Gain on divestiture (12,391) -0.3% - 0.0% EBITDA - Adjusted $ 1,236,949 25.7% $ 1,046,170 22.4% EBITDA margin 25.4% 19.1 % EBITDA margin - Adjusted 25.7% 22.4%

Reconciliation of Gross and Net Debt / Adjusted EBITDA 24 (Unaudited) (Dollars in thousands) December 31, 2022 December 31, 2023 Notes payable and long-term debt payable within one year 1,994,333$ 3,681,167$ Long-term debt 12,025,860 8,108,696 Add: Deferred debt issuance costs 83,758 66,098 Total gross debt 14,103,951$ 11,855,961$ Cash and cash equivalents 756,055$ 382,815$ Marketable securities and other investments 21,611 11,053 Total cash 777,666$ 393,868$ Net debt (Gross debt less total cash) 13,326,285$ 11,462,093$ TTM Net Sales 17,181,805$ 19,826,043$ Net income 1,260,492$ 2,633,167$ Income tax 311,753 715,009 Depreciation 280,656 333,579 Amortization 385,208 568,990 Interest Expense 399,267 572,666 TTM EBITDA 2,637,376$ 4,823,411$ Adjustments: Business realignment charges 17,337 44,913 Costs to achieve 48,166 66,450 Acquisition-related costs 186,627 4,053 Loss on deal-contingent forward contracts 1,256,036 0 Gain on divestitures (372,930) (25,651) Amortization of inventory step-up to FV 130,331 (20,350) Net loss on divestitures 0 10,927 Russia liquidation 20,057 0 TTM Adjusted EBITDA 3,923,000$ 4,903,753$ Gross Debt/TTM Adjusted EBITDA 3.6 2.4 Net Debt/TTM Adjusted EBITDA 3.4 2.3

Reconciliation of Free Cash Flow Conversion 25 (Unaudited) (Dollars in thousands) 2023 2022 Net Income 1,333,129$ 783,498$ Cash Flow from Operations 1,351,987$ 1,076,134$ Capital Expenditures (204,117) (185,704) Free Cash Flow 1,147,870$ 890,430$ Free Cash Flow Conversion (Free Cash Flow / Net Income) 86% 114% Six Months Ended December 31,

Supplemental Sales Information Global Technology Platforms 26 (Unaudited) (Dollars in thousands) 2023 2022 Net sales Diversified Industrial: Motion Systems $ 917,966 $ 913,415 Flow and Process Control 1,122,400 1,173,260 Filtration and Engineered Materials 1,474,107 1,451,709 Aerospace Systems 1,306,474 1,136,427 Total $ 4,820,947 $ 4,674,811 Three Months Ended December 31,

Reconciliation of Forecasted Free Cash Flow 27 *Totals may not foot due to rounding (Unaudited) (Dollars in thousands) Fiscal Year 2024 Forecasted cash flow from operations $3,200 to $3,500 Less: Capital Expenditures ~(400) Forecasted free cash flow $2,800 to $3,100

Reconciliation of Forecasted Segment Operating Margin 28 (Unaudited) (Amounts in percentages) Fiscal Year 2024 Forecasted segment operating margin 20.7% to 21.1% Adjustments: Business realignment charges 0.3% Costs to achieve 0.2% Acquisition-related intangible asset amortization expense 2.9% Adjusted forecasted segment operating margin 24.1% to 24.5% *Totals may not foot due to rounding

Reconciliation of Forecasted EPS 1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. *Totals may not foot due to rounding 29 (Unaudited) (Amounts in dollars) Fiscal Year 2024 Forecasted earnings per diluted share $20.00 to $20.60 Adjustments: Business realignment charges 0.54 Costs to achieve 0.27 Acquisition-related intangible asset amortization expense 4.45 Net gain on divestitures (0.20) Tax effect of adjustments1 (1.16) Adjusted forecasted earnings per diluted share $23.90 to $24.50